UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Adaptimmune Therapeutics plc (the “Company”) held its annual general meeting (the “Annual Meeting”) on May 14, 2024. There were 1,533,371,874 ordinary shares entitled to vote at the Annual Meeting based on the number of issued ordinary shares outstanding as of May 10, 2024, of which approximately 1,479,257,996 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts evidencing American Depositary Shares each of which, in turn, represents six ordinary shares. Of the ordinary shares entitled to vote, holders representing 1,040,325,488 shares, or approximately 67.85%, were present in person or by proxy at the Annual Meeting. In accordance with the Company’s Articles of Association, the presence, in person or by proxy, of one or more shareholders holding at least one-third of the issued share capital as of May 10, 2024 and entitled to vote would constitute a quorum for the transaction of business at the Annual Meeting.

The matters set forth below were voted on at the Annual Meeting. Detailed descriptions of these matters and voting procedures applicable to these matters at the Annual Meeting are contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2024. All matters were approved by a show of hands in accordance with the Company’s Articles of Association. Set forth below are the total number of proxy votes and the votes by those holders present at the Annual Meeting received for and against each matter, as well as the total number of proxy abstentions (or votes withheld) received and broker non-votes with respect to each matter. Abstentions and broker non-votes had no effect on the vote outcome.

Resolution 1 – Ordinary Resolution to re-elect Mr. David Mott as a Director:

For	Against	Abstain	Broker Non-Votes
996,265,374	40,033,364	4,026,750	470,003,532

Resolution 2 – Ordinary Resolution to re-elect Dr. Andrew Allen as a Director:

For	Against	Abstain	Broker Non-Votes
997,592,808	39,180,614	3,552,066	470,003,532

Resolution 3 – Ordinary Resolution to re-elect Mr. Lawrence Alleva as a Director:

For	Against	Abstain	Broker Non-Votes
998,026,824	40,221,146	2,077,518	470,003,532

Resolution 4 – Ordinary Resolution to re-elect Dr. Priti Hegde as a Director:

For	Against	Abstain	Broker Non-Votes
996,894,810	38,855,042	4,575,636	470,003,532

Resolution 5 – Ordinary Resolution to re-elect Dr. Kristen Hege as a Director:

For	Against	Abstain	Broker Non-Votes
998,463,018	37,328,846	4,533,624	470,003,532

Resolution 6 – Ordinary Resolution to re-elect Dr. Garry Menzel as a Director:

For	Against	Abstain	Broker Non-Votes
995,168,664	41,588,342	3,568,482	470,003,532

Resolution 7 – Ordinary Resolution to re-appoint KPMG LLP as auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders:

For	Against	Abstain	Broker Non-Votes
1,035,848,288	1,779,828	2,697,372	470,003,532

Resolution 8 – Ordinary Resolution to authorize the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2024:

For	Against	Abstain	Broker Non-Votes
1,032,924,716	4,547,610	2,853,162	470,003,532

Resolution 9 – Ordinary Resolution to receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2023 and to note that the Directors do not recommend the payment of any dividend for the year ended December 31, 2023:

For	Against	Abstain	Broker Non-Votes
1,035,201,062	3,157,752	1,966,674	470,003,532

Resolution 10 – Ordinary Resolution to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2023:

For	Against	Abstain	Broker Non-Votes
986,885,460	52,365,878	1,074,150	470,003,532

Resolution 11 – Ordinary Resolution to receive and approve the Company’s U.K. statutory Directors’ remuneration report for the year ended December 31, 2023:

For	Against	Abstain	Broker Non-Votes
995,699,310	43,710,950	915,228	470,003,532

Resolution 12 – Ordinary Resolution to receive and approve the Company’s Directors’ remuneration policy, which if approved, will take effect upon conclusion of the Annual General Meeting:

For	Against	Abstain	Broker Non-Votes
987,953,508	50,684,876	1,687,104	470,003,532

Resolution 13 – Ordinary Resolution to authorize the Directors, in accordance with section 551 of the U.K. Companies Act 2006 (the “2006 Act”), to allot shares in the Company or grant rights to subscribe for or to convert any security into shares:

For	Against	Abstain	Broker Non-Votes
1,003,344,206	34,985,646	1,995,636	470,003,532

Resolution 14 – Special Resolution to empower the Directors to allot equity securities for cash pursuant to section 570(1) of the 2006 Act as if section 561(1) of the 2006 Act did not apply to such allotment:

For	Against	Abstain	Broker Non-Votes
1,001,822,888	36,443,448	2,059,152	470,003,532

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: May 14, 2024	By:	/s/ Margaret Henry
Name: Margaret Henry
Title: Corporate Secretary